UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 17, 2004

ALDERWOODS GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-33277	52-1522627
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

311 Elm Street, Suite 1000 Cincinnati, Ohio		45202
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (513) 768-7400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

ITEM 2.02.  Results of Operations and Financial Condition.

On November 17, 2004, Alderwoods Group, Inc. issued a press release announcing its third quarter unaudited financial results representing the 16 weeks and 40 weeks ended October 9, 2004.  A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Section 9 - Financial Statements and Exhibits

ITEM 9.01.  Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit Number	Description

99.1	Press Release, dated November 17, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALDERWOODS GROUP, INC.

By:	/s/ Ellen Neeman
Ellen Neeman, Senior Vice
President, Legal & Compliance

Date: November 17, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated November 17, 2004